EXECUTION VERSION
AMENDED AND RESTATED SECOND LIEN INTELLECTUAL PROPERTY
SECURITY AGREEMENT
          This AMENDED AND RESTATED SECOND LIEN INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated IP Security Agreement”) dated October 5, 2009, is made by Pregis Corporation (the “Company”) and the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of The Bank of New York Mellon Trust Company N.A. (as successor to The Bank of New York), as collateral agent (the “Collateral Agent”) for the Trustee and Holders (each as defined in the Indenture referred to below).
          WHEREAS, the Company has issued certain senior secured floating rate notes (the “Original Notes”) pursuant to the Indenture dated October 12, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”) among the Company, the other grantors, the guarantors party thereto, the Collateral Agent, and Grant Thornton, as successor to RSM Robson Rhodes LLP, as Irish Paying Agent.
          WHEREAS, as a condition precedent to the issuance of notes under the Indenture, each Grantor has executed and delivered that certain Second Lien Security Agreement dated October 12, 2005 made by the Grantors to the Collateral Agent (as amended by that certain Amendment No. 1 dated as of the date hereof, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; terms defined in the Security Agreement and not otherwise defined herein are used herein as defined in the Security Agreement), under the terms of which the Grantors have granted to the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders, a security interest in, among other property, certain intellectual property of the Grantors;
          WHEREAS, as a condition of the Security Agreement, the Grantors have executed that certain Second Lien Intellectual Property Security Agreement (the “IP Security Agreement”) for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities;
          WHEREAS, the Company now intends to issue additional senior secured floating rate notes under the Indenture in an aggregate principal amount of Euros which as of the date hereof is approximately equivalent to €125,000,000 (the “Additional Floating Rate Notes”), which Additional Floating Rate Notes shall be secured by the Collateral (as defined below) on a second priority basis on the same terms and conditions set forth in the Security Agreement and the other Note Documents as the Original Notes.
          WHEREAS, the IP Security Agreement was recorded with the United States Patent and Trademark Office on reel 016700 frame 0007 and on reel 03183 frame 0450 on October 28, 2005;
          WHEREAS, the Grantors and the Collateral Agent have now agreed to amend and restate the IP Security Agreement so that the Grantors may grant the Collateral Agent a security interest in, to and under all of the Grantors’ right, title and interest in and to the
Pregis Amended and Restated Intellectual Property Security Agreement

EXECUTION VERSION
Collateral (as defined below) solely in connection with the security interest granted pursuant to the Security Agreement.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees that the IP Security Agreement is amended and restated as follows:
          SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):
     (i) the patents and patent applications set forth in Schedule A hereto (the “Patents”);
     (ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);
     (iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);
     (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;
     (v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and
     (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.
          SECTION 2. Security for Obligations. This Amended and Restated IP Security Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Note Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the “Secured Obligations”). Without limiting the generality of the foregoing, this Amended and Restated IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Holder under the Note Documents but for the fact that they are unenforceable or not
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EXECUTION VERSION
allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.
          SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this Amended and Restated IP Security Agreement.
          SECTION 4. Execution in Counterparts. This Amended and Restated IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          SECTION 5. Grants, Rights and Remedies. This Amended and Restated IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.
          SECTION 6. Governing Law. This Amended and Restated IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
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          IN WITNESS WHEREOF, each Grantor has caused this Amended and Restated IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PREGIS CORPORATION

By:	/s/ D. Keith LaVanway

	Name:	D. Keith LaVanway
	Title:	Vice President, Chief Financial
Officer, Treasurer and Secretary

Address for Notices:
1650 Lake Cook Road, Suite 400
Deerfield, Illinois 60015

PREGIS HOLDING II CORPORATION

By:	/s/ D. Keith LaVanway

	Name:	D. Keith LaVanway
	Title:	Vice President, Chief Financial
Officer, Treasurer and Secretary

Address for Notices:
1650 Lake Cook Road, Suite 400
Deerfield, Illinois 60015
Pregis Amended and Restated Intellectual Property Security Agreement

PREGIS MANAGEMENT CORPORATION

By:	/s/ D. Keith LaVanway

	Name:	D. Keith LaVanway
	Title:	Vice President, Chief Financial
Officer, Treasurer and Secretary

Address for Notices:
1650 Lake Cook Road, Suite 400
Deerfield, Illinois 60015

PREGIS INNOVATIVE PACKAGING INC.

By:	/s/ D. Keith LaVanway

	Name:	D. Keith LaVanway
	Title:	Vice President, Chief Financial
Officer, Treasurer and Secretary

Address for Notices:
1650 Lake Cook Road, Suite 400
Deerfield, Illinois 60015

HEXACOMB CORPORATION

By:	/s/ D. Keith LaVanway

	Name:	D. Keith LaVanway
	Title:	Vice President, Chief Financial
Officer, Treasurer and Secretary

Address for Notices:
1650 Lake Cook Road, Suite 400
Deerfield, Illinois 60015
Pregis Amended and Restated Intellectual Property Security Agreement

THE BANK OF NEW YORK MELLON TRUST COMPANY N.A., as Collateral Agent
By:	/s/ R. Tarnas
	Name:	R. Tarnas
	Title:	Vice President

Pregis Amended and Restated Intellectual Property Security Agreement